Builders FirstSource + BMC Stock Holdings Accelerating Growth, Building Value August 27, 2020 Exhibit 99.2

Cautionary Notice This communication, in addition to historical information, contains “forward-looking statements” (as defined in the Securities Litigation Reform Act of 1995) regarding, among other things, future events or the future financial performance of Builders FirstSource, Inc. (“Builders FirstSource”) and BMC Stock Holdings, Inc. (“BMC”). Words such as “may,” “will,” “should,” “plans,” “estimates,” “predicts,” “potential,” “anticipate,” “expect,” “project,” “intend,” “believe,” or the negative of these terms, and words and terms of similar substance used in connection with any discussion of future plans, actions or events identify forward-looking statements. Any forward-looking statements involve risks and uncertainties that are difficult to predict or quantify, and such risks and uncertainties could cause actual events or results to differ materially from the events or results described in the forward-looking statements, including risks, or uncertainties related to the novel coronavirus disease 2019 (also known as “COVID-19”) pandemic and its impact on the business operations of Builders FirstSource and BMC and on local, national and global economies, the growth strategies of Builders FirstSource and BMC, fluctuations of commodity prices and prices of the products of Builders FirstSource and BMC as a result of national and international economic and other conditions, or the significant dependence of both companies’ revenues and operating results on, among other things, the state of the homebuilding industry and repair and remodeling activity, lumber prices and the economy. Neither Builders FirstSource nor BMC may succeed in addressing these and other risks or uncertainties. Forward-looking statements relating to the proposed business combination between Builders FirstSource and BMC include, but are not limited to: statements about the benefits of the proposed business combination between Builders FirstSource and BMC, including future financial and operating results; the plans, objectives, expectations and intentions of Builders FirstSource and BMC; the expected timing of completion of the proposed business combination; and other statements relating to the proposed merger that are not historical facts. Forward-looking statements are based on information currently available to Builders FirstSource and BMC and involve estimates, expectations and projections. Investors are cautioned that all such forward-looking statements are subject to risks and uncertainties, and important factors could cause actual events or results to differ materially from those indicated by such forward-looking statements. With respect to the proposed business combination between Builders FirstSource and BMC, these factors could include, but are not limited to: the risk that Builders FirstSource and BMC may be unable to obtain governmental and regulatory approvals required for the business combination, or that required governmental and regulatory approvals may delay the business combination or result in the imposition of conditions that could reduce the anticipated benefits from the proposed business combination or cause the parties to abandon the proposed business combination; the risk that a condition to closing of the business combination may not be satisfied, including as a result of the failure to obtain approval of stockholders of Builders FirstSource and BMC on the expected terms and schedule or at all; the length of time necessary to consummate the proposed business combination, which may be longer than anticipated for various reasons; the risk that the businesses will not be integrated successfully; the risk that the cost savings, synergies and growth from the proposed business combination may not be fully realized or may take longer to realize than expected; the parties’ diligence into their respective businesses has been limited and, as a result, the assumptions on which their estimates of future results of the combined business have been based may prove to be incorrect in a number of material ways, which could result in an inability to realize the expected benefits of the proposed business combination or exposure to material liabilities; the diversion of management time on transaction-related issues; the diversion of management time on issues related to the business combination; the effect of future regulatory or legislative actions on the companies or the industries in which they operate; the risk that the credit ratings of the combined company may be different from what the parties expect; economic and foreign exchange rate volatility; changes in the general economic environment, or social or political conditions, that could affect the businesses; the potential effect of the announcement or consummation of the proposed business combination on relationships with customers, suppliers, competitors, lenders, landlords, management and other employees; the ability to attract new customers and retain existing customers in the manner anticipated or at all; the ability to hire and retain key personnel; reliance on and integration of information technology systems; the risks associated with assumptions the parties make in connection with the parties’ critical accounting estimates and legal proceedings; certain restrictions during the pendency of the business combination that may affect the ability of Builders FirstSource and BMC to pursue certain business opportunities or strategic transactions; and the potential of international unrest, economic downturn or effects of anticipated tax rates, raw material costs or availability, benefit or retirement plan costs, or other regulatory compliance costs. Additional information concerning other risk factors pertaining to Builders FirstSource and BMC is also contained in the parties’ respective most recently filed Annual Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other information filed with the Securities and Exchange Commission (the “SEC”). Many of these risks and uncertainties are beyond Builders FirstSource’s or BMC’s ability to control or predict. Because of these risks and uncertainties, you should not place undue reliance on these forward-looking statements. Furthermore, neither Builders FirstSource nor BMC undertakes any obligation to update publicly or revise any forward-looking statements to reflect events or circumstances that may arise after the date of this communication. Nothing in this communication is intended, or is to be construed, as a profit forecast or to be interpreted to mean that the earnings per share of the common stock of Builders FirstSource or of the common stock of BMC for the current or any future financial years, or the earnings per share of the common stock of the combined company, will necessarily match or exceed the historical published earnings per share of the common stock of Builders FirstSource or BMC, as applicable. All subsequent written and oral forward-looking statements concerning Builders FirstSource, BMC, the proposed business combination, the combined company or other matters and attributable to Builders FirstSource, BMC or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Safe Harbor & Non-GAAP Financial Measures 8/27/2020

Additional Information and Where to Find It In connection with the proposed business combination, Builders FirstSource intends to file with the SEC a registration statement on Form S-4 (the “Registration Statement”) that will include a prospectus with respect to the shares of common stock to be issued by Builders FirstSource in the business combination and a joint proxy statement for Builders FirstSource’s and BMC’s respective stockholders (the “Joint Proxy Statement”). Each of Builders FirstSource and BMC will send the Joint Proxy Statement to its stockholders and may file other documents regarding the business combination with the SEC. This communication is not a substitute for the Registration Statement, the Joint Proxy Statement, or any other document that Builders FirstSource or BMC may send to its stockholders in connection with the proposed business combination. This communication is for informational purposes only and does not constitute, or form a part of, an offer to sell or the solicitation of an offer to sell or an offer to buy or the solicitation of an offer to buy any securities, and there shall be no sale of securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law. INVESTORS AND SECURITY HOLDERS OF BUILDERS FIRSTSOURCE AND BMC ARE URGED TO READ THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT, AND ANY OTHER RELEVANT DOCUMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BUILDERS FIRSTSOURCE, BMC, THE PROPOSED BUSINESS COMBINATION AND RELATED MATTERS. Investors and security holders of Builders FirstSource and BMC will be able to obtain free copies of the Registration Statement, the Joint Proxy Statement, and other documents (including any amendments or supplements thereto) containing important information about Builders FirstSource and BMC once those documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Builders FirstSource and BMC make available free of charge at investors.bldr.com and ir.buildwithbmc.com, respectively, copies of materials they file with, or furnish to, the SEC. Participants in the Solicitation Builders FirstSource, BMC, and their respective directors, executive officers, and other members of management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of Builders FirstSource and BMC in connection with the proposed business combination. The identity of Builders FirstSource’s directors and executive officers and their ownership of the common stock of Builders FirstSource is set forth in Builders FirstSource’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on February 21, 2020, and its proxy statement for its 2020 Annual Meeting of Stockholders, which was filed with the SEC on April 28, 2020. The identity of BMC’s directors and executive officers and their ownership of BMC’s common stock is set forth in BMC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on February 27, 2020, and its proxy statement for its 2020 Annual Meeting of Stockholders, which was filed with the SEC on March 27, 2020. Investors may obtain additional information regarding the interest of such participants and a description of their direct and indirect interests, by security holdings or otherwise, by reading the Registration Statement, the Joint Proxy Statement, and other materials to be filed with the SEC in connection with the proposed business combination when they become available. You may obtain these documents free of charge through the website maintained by the SEC at www.sec.gov and from the websites of Builders FirstSource or BMC as described above. Safe Harbor & Non-GAAP Financial Measures 8/27/2020

Today’s Presenters Chad Crow Builders FirstSource President & Chief Executive Officer David Flitman BMC Stock Holdings President & Chief Executive Officer Peter Jackson Builders FirstSource Chief Financial Officer Jim Major BMC Stock Holdings Chief Financial Officer 8/27/2020

Highly Compelling Strategic Combination Creates the Premier Supplier of Building Materials and Services Substantial Value Creation Through Targeted Synergies and Accretive to Earnings in Year One Enhanced and Expanded Suite of Value-Added Offerings Strong Financial Profile with Robust Free Cash Flow Generation to Invest in Growth Investment in Innovation to Accelerate Next Generation of Growth for Customers Highly Complementary Cultures focused on People, Safety, Innovation, and Corporate Social Responsibility Increased Geographic Reach to Meet the Needs of Customers in a Highly Fragmented Industry 8/27/2020

Creating the Nation’s Premier Supplier of Building Materials and Services Operations Market Capitalization(3) MSAs Served Synergies Adj. EBITDA(4) Adj. EBITDA Margin(4) $2.2 billion 101 Value-Added Product Facilities(1) 109 LBM Facilities(2) 45 7.5% $283 million 134 Value-Added Product Facilities(1) 343 LBM Facilities(2) $3.3 billion 201 7.1% $529 million $5.5 billion 214 235 Value-Added Product Facilities(1) 452 LBM Facilities(2) Combined $140 million(6) 8.4% ~$950 million(7) 1Combined value-added facilities include co-located facilities on a single site. 2LBM defined as Lumber & Building Materials. 3As of 8/26/2020 close. 4Financial metrics TTM as of 6/30/2020. 5Sum does not total due to rounding. 6Midpoint of $130m - $150m range. 7Adjustments include midpoint of run-rate synergies range and excludes estimated $6m of stock-based compensation savings, $125 - $145m costs to achieve and transaction costs. Net Sales(4) $3.8 billion $7.5 billion $11.2 billion(5) Note: Additional information pertaining to detailed explanations by each of Builders FirstSource and BMC of their respective use of non-GAAP financial measures and reconciliation to the most comparable GAAP measures is also contained in the parties’ filings with the Securities and Exchange Commission (the “SEC”). 8/27/2020

Bringing Together Two Strong Track Records of M&A Integration and Value Creation 2020+ 2010 2015 22 Total Acquisitions Completed Over the Last 10 Years Delivering Enhanced Value to Customers 17,500+ New Team Members Successfully Integrated 100%+ of Target Identified Synergy Value Delivered $110m run-rate synergies delivered Size represents net sales 1Represents aggregate purchase price of each acquisition. 2Totals exclude ProBuild. 32016 net sales shown for BLDR and BMC to display full year impact of ProBuild and SBS, respectively. 4Totals exclude SBS. $0.7bn $7.5bn $3.8bn $0.6bn 9 acquisitions: $192m(1) 4 acquisitions: $157m(1)(4) 3 acquisitions: $120m(1) 6 acquisitions: $75m(1)(2) $48m run-rate synergies delivered $6.4bn(3) $3.1bn(3) 8/27/2020 $11.2bn

Transaction Overview All-stock merger transaction Combined equity value of $5.5 billion and enterprise value of $6.9 billion(1)(2) BMC shareholders will receive 1.3125 Builders FirstSource shares for each BMC share Ownership at transaction close: Builders FirstSource shareholders (57%), BMC shareholders (43%) Transaction Structure Annual cost synergies of $130 to 150 million by year three(3) Expected Synergies Transaction is expected to be accretive to Adjusted EPS(4) in the first year after closing Combined company is expected to generate significant cash flow Financial Impact Flexible capital structure with ability to invest in organic growth and M&A Combined Net Leverage of 1.4x(1)(5) Capital Structure Transaction has been unanimously approved by the Board of Directors of both companies Expected to close late 2020 or early 2021, subject to shareholder approvals and other customary closing conditions Closing Conditions and Timing Management Chief Executive Officer: Dave Flitman to succeed Chad Crow after 90 day transition period Chief Financial Officer: Peter Jackson Builders FirstSource’s Chairman, Paul Levy, will serve as Chairman of the Board of Directors of the combined company Combined board of 12 total directors (7 directors from current BLDR Board and 5 directors from current BMC Board) Board of Directors 1Includes net debt of $1.3bn: $1.6bn of total debt and $0.3bn of cash, assumes repayment of $350m Senior Secured Notes due 2024 held by BMC. 2Sum does not total due to rounding. 3Excludes estimated one-time costs of $125m - 145m to implement cost savings. 4Adjusted EPS includes year one synergies and excludes costs to achieve, transaction costs and purchase accounting. 5Based on combined TTM adjusted EBITDA including midpoint of run-rate synergies range and excluding stock-based compensation savings, costs to achieve and transaction costs. Company name: Builders FirstSource, Inc. Ticker Symbol: BLDR Headquarters: Dallas, TX with significant presence in Raleigh, NC and Denver, CO Organization 8/27/2020

1Combined TTM Net Sales as of 6/30/2020. Sum does not total due to rounding. 2Based on latest available data from ProSales magazine 2020 ProSales 100 list. Exceptional Scale and Diversity in a Fragmented Industry Manufactured products Other building products & services Windows, doors & millwork Lumber & sheet goods Siding, metal & concrete Gypsum, roofing & insulation Combined Net Sales of Top Distribution Pro Dealers(2) Combined Thousands of local and regional players ($ in billions) Expanded customer reach nationwide Greater economies of scale Enhanced customer value proposition Integrated product and service offering Exceptional geographic, customer and end market diversity Full suite of structural and related building products and services Scale 1 Depth and excellence 2 Diversity and range 3 Combined Net Sales by Product(1) Value-Added Product Mix (43%) (1) 8/27/2020

Expansive Geographic Footprint and Deepened Local Relationships in High-Growth MSAs 550 Locations 42 States 26,000 Team Members Regional Breakdown by Combined Net Sales(2) 1Figures include co-located facilities on a single site. 2Combined TTM Net Sales as of 6/30/2020. 3Top 50 MSAs as ranked by new housing units authorized by building permits for the 1/1/2020 – 6/30/2020 period (U.S. Census Bureau). All Other Southeast West BMC (150 locations(1)) BLDR (400 locations(1)) Increased Exposure to Most Active Geographies South 44 of Top 50(3) MSAs Served by the Combined Company 8/27/2020

Resilient Industry Dynamics and Record of Market Outperformance (2015 – Q2 2020 CAGR) Combined Net Sales Growth(6) vs. Housing Starts Growth(7) 1Projections for the 2020 – 2030 period based on consensus median. 2Average underbuild from 2010 – 2019, calculated as difference between annual household formation and housing starts (U.S. Census Bureau). 3Mortgage Bankers Association as of 8/13/2020. 4NAHB / Wells Fargo Housing Market Index (HMI) as of 7/16/2020. 5Freddie Mac Primary Mortgage Market Survey as of 8/13/2020. 6Net sales in 2015 pro forma for ProBuild and SBS. 7Historical total housing starts data based on U.S. Census Bureau. Long-term Fundamentals Fully Intact Robust and Accelerating Demand Drivers Increase in home mortgage applications in July(3) +39% Projected population growth in 35-44 age group – prime first time homebuyer age(1) +5.7m Projected population growth in 65-74 age group – increasingly choosing to age in place(1) +5.9m Current 30-year mortgage rate(5), towards all-time lows 2.96% Builder confidence in July(4), reaching pre-pandemic levels 72 10-year average annual single family home underbuild(2) 483k ~200 bps of outperformance vs. the market 8/27/2020

53 Facilities Enhanced Ability to Deliver Value-Added Offerings to Customers Nationwide Expands Value-Added Products Offering in the Top 20 Most Active MSAs(1) 1As measured by new housing units authorized by building permits for the 1/1/2020 – 6/30/2020 period (U.S. Census Bureau). 2Represents total facility count across entire geographic footprint and includes co-located facilities on a single site. Top 20 most active markets ranked: Houston, Dallas, New York, Phoenix, Austin, Atlanta, Miami, Los Angeles, Washington DC, Orlando, Charlotte, Nashville, Seattle, Minneapolis, Tampa, Raleigh, San Antonio, Denver, Jacksonville, and Portland Improved Ability to Service Most Active MSAs and Provides Growth Platforms in New Geographies Combined Windows, Doors & Millwork 117 Facilities 48 Facilities 69 Facilities Combined presence in 17 of the top 20 most active MSAs(1) Combined presence in 18 of the top 20 most active MSAs(1) Pre-fabricated Trusses and Components 118 Facilities 65 Facilities $4.8 billion Value-added products Combined TTM Q2 2020 Net Sales % represents the current market opportunity as measured by the number of total housing starts in the Top 20 MSAs where existing value-added product locations are maintained $2.7 billion Windows, Doors & Millwork + $2.1 billion Pre-fabricated Trusses and Components (2) (2) (2) (2) (2) (2) 8/27/2020

Platform and Resources to Accelerate Innovation and Integrate Even Further with Customers Foundational Automation and Technology Capabilities Today… Integrated design, component selection and quotation Front-to-back project management Targeted digital marketing Fully-enabled online ordering platform …To Innovate Future Technology-enabled Platforms and Capabilities for Tomorrow Fully-automated manufacturing Customer order tracking Optimized logistics & delivery systems Best-in-class pricing & design software E-commerce platform Computerized pre-cut framing technology 8/27/2020

Energy Efficient Products Delivery Optimization System Unified Mission and Purpose to Better Serve Customers and Communities Environmental Stewardship is a Priority for the Combined Company Helping Our Customers Achieve Various Green Building and Environmental Standards Elimination of Jobsite Waste Dedicated Health and Safety Team Preferred Supplier to Customers Responsible Corporate Citizen Continue to Serve Our Communities Safe, Diverse & Inclusive Workforce Responsible Supply Chain Policy Wood Waste Recycling Fleet Monitoring / Fuel Efficiency 8/27/2020

Selling, General & Administrative(2) Clearly identified cost savings opportunities Primary rationalization of suppliers, overhead expenses and facility footprint Integration plan in place with measurable objectives Experienced team with proven integration record to achieve full run-rate synergies within three years Breakdown of Synergy Opportunity Estimated Run-Rate Cost Savings of $130 - $150 million(1) ($ in millions) 1Excludes $125m - $145m costs to achieve. 2Includes indirect procurement. 3Adjusted EPS includes year one synergies and excludes costs to achieve, transaction costs and purchase accounting. Incremental Upside Accelerating value-added capabilities expansion Cross-deploying and accelerating technology utilization and advancement Distribution Network Direct Procurement Substantial Value Creation Through Targeted Synergies $130 - $150 million(1) Transaction Expected to be Accretive to Adjusted EPS(3) in the First Year After Closing $100m - $120m $70m - $90m $130m - $150m 8/27/2020

Strong Balance Sheet and Liquidity Provide Financial Flexibility Combined Maturity Profile(2)(5) 1Figure excludes expected upsized BLDR revolver. 2Assumes repayment of $350m Senior Secured Notes due 2024 held by BMC. 3Net Leverage Ratio calculated as Net Debt / TTM Q2 2020 Adjusted EBITDA. 4See TTM Q2 2020 Free Cash Flow reconciliations on page 21; includes midpoint of synergies range and one-time working capital and capex improvements, excludes estimated stock-based compensation savings and costs to achieve. 5Excludes finance leases and other finance obligations. Current credit ratings: Builders FirstSource: B1 / BB- BMC Stock Holdings: Ba3 / BB- Amended and upsized revolving credit facility expected to be put in place concurrent with closing Existing BMC Senior Secured Notes due 2024 expected to be retired utilizing available liquidity Liquidity(1)(2) ~$1.1 billion Free Cash Flow(4) $1.6 billion Net Leverage Ratio(2)(3) ~$700 million Total Debt(2) 1.4x Highly Flexible Capital Structure With No Significant Maturities Until 2027 ($ in millions) 8/27/2020

Attractive Combination for All Stakeholders Combination to create nation’s premier supplier of building materials and services Complementary footprint with enhanced ability to service customers Scaled platform providing greater opportunities to team members Strong financial position with robust free cash flow generation Enhanced ability to invest in business and accelerate growth Unique opportunity to drive substantial value creation Unified leadership team with proven record of integration success 8/27/2020

Appendix 8/27/2020

Reconciliation of Non-GAAP Financial Measures Builders FirstSource Adj. EBITDA 1Costs associated with issuing and extinguishing long term debt in 2020 and 2019. 2Primarily relates to severance and one time cost. 3Sum may not total due to rounding. 8/27/2020 (3)

Reconciliation of Non-GAAP Financial Measures BMC Stock Holdings Adj. EBITDA 1Represents asset impairment charges related to the closure or relocation of the operations of certain of the Company’s facilities, severance expense related to permanent headcount reductions due to the impact of the COVID-19 pandemic and charges related to the disposition of the Company’s Coleman Floor business and exit from the Arkansas market. 2For the three months ended June 30, 2019, represents income from a recovery made by the Company related to a fire at one of the Company’s facilities during 2015 (the “Recovery Income”). For the six months ended June 30, 2019, represents the Recovery Income and the effect of the settlement of pending litigation for an amount below what was previously accrued. 3Sum may not total due to rounding. (3) 8/27/2020

Reconciliation of Non-GAAP Financial Measures Free Cash Flow (1) (1) 1Sum may not total due to rounding. 8/27/2020